                                 THIRD AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                      Among

                           QUEEN SAND RESOURCES, INC.
                                  as Borrower,


                                BANK OF MONTREAL,
                                    as Agent,

                                       and

                          The Lenders Signatory Hereto


                        Effective as of February 10, 1998
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                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") executed effective as of the 10th of February, 1998 (the "Effective Date") is among QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Nevada (the "Borrower"); Northland Operating Co., a Nevada corporation ("Northland"), Corrida Resources, Inc., a Nevada corporation ("Corrida"), Queen Sand Resources, Inc., a Delaware corporation (the "Parent Company"), each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and BANK OF MONTREAL, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Agent and the Banks are parties to that certain Credit Agreement dated as of August 1, 1997, as amended by that certain First Amendment to Credit Agreement dated as of December 3, 1997, as amended by that certain Second Amendment to Credit Agreement dated as of December 31, 1997 (such agreement, as amended, the "Credit Agreement"), pursuant to which the Banks have made certain credit available to and on behalf of the Borrower.

         B. The Borrower has requested and the Agent and the Banks have agreed to amend certain provisions of the Credit Agreement.

         C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this Third Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

         Section 2. Amendments to Credit Agreement.

         2.1 Amendments to Section 1.01.

         (a) The definition of "Agreement" is hereby amended to read as follows:

             "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and as further amended from time to time.

         (b) The following definitions of "Third Amendment" and "Third Amendment Effective Date" are hereby added where alphabetically appropriate:

             "Third Amendment" shall mean that certain Third Amendment to Credit Agreement dated as of February 10, 1998 among the Obligors, the Agent and the Banks.


                                        1
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             "Third Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the Third Amendment.

         2.2 Section 9.14. Section 9.14 is hereby deleted in its entirety and the following is inserted in lieu thereof:

             Section 9.14 Interest Coverage Ratio. The Parent Company's
         Interest Coverage Ratio as of the end of any fiscal quarter shall be at not less than the following for the period then applicable:

         (i) for the three month period ending on March 31, 1998, 1.75 to 1.0;

         (ii) for the six month period ending on June 30, 1998, 3.0 to 1.0;

         (iii) for the nine month period ending on September 30, 1998, 3.0 to 1.0;

         (iv) for the twelve month period ending on December 31, 1998, 3.0 to 1.0; and

         (v) for each rolling four fiscal quarters thereafter, 3.0 to 1.0.

         For the purposes of this Section 9.14, "Interest Coverage Ratio" shall mean the ratio of EBITDA to Interest Expense.

         2.3 Section 9.22. Section 9.22 is hereby added, which reads in its entirety as following:

             Section 9.22 Capital Expenditure Budget. During the 1998 calendar year, the Parent Company and the Borrower shall not, and shall not permit any of its Subsidiaries to, incur capital expenditures in an aggregate amount in excess of $2,600,000 as disclosed in writing to the Agent on or about February 6, 1998 in its operating forecast, without the prior written consent of the Agent.

         2.4 Exhibit B. Exhibit B to the Credit Agreement is hereby deleted in its entirety and Exhibit B to this Third Amendment is hereby inserted in lieu thereof.

         Section 3. Waivers.

         3.1 Limitations on Waivers. The following waiver granted in Section 3.2 of this Third Amendment is hereby granted to the extent and only to the extent specifically stated therein and for no other purpose or period. Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that waivers will be granted in the future, whether or the matters herein stated or on other unrelated matters.

         3.2 Waiver of Interest Coverage Ratio. The Obligors have (i) informed the Agent and the Lenders that the Parent Company was not in compliance with the Interest Coverage Ratio as required by Section 9.14 for the three month period ending on December 31, 1997, and (ii) requested that the Agent and the Lenders waive such noncompliance. The Agent and the Lenders hereby waive such noncompliance.


                                        2
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         Section 4. Conditions Precedent. The effectiveness of this Third
Amendment is subject to the receipt by the Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Agent in form and substance:

         4.1 Loan Documents. The Agent shall have received multiple counterparts as requested of this Third Amendment, each executed and delivered by a duly authorized officer of each party.

         4.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

         Section 5. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Third Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date; and (b) that after giving effect to this Third Amendment and to the transactions and waivers contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

         Section 6. Miscellaneous.

         6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.

         6.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms its obligations under its respective Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under its respective Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its respective Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

         6.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         6.4 No Oral Agreement. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.5 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.


                          [SIGNATURES BEGIN NEXT PAGE]


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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed effective as of the date first written above.

BORROWER:                     QUEEN SAND RESOURCES, INC., a Nevada corporation



                              By:
                                  ------------------------------------------
                                       Robert P. Lindsay
                                       Vice President



                              By:
                                  ------------------------------------------
                                       Edward J. Munden
                                       President


PARENT COMPANY:               QUEEN SAND RESOURCES, INC., a Delaware corporation



                              By:
                                  ------------------------------------------
                                       Robert P. Lindsay
                                       Chief Operating Officer



                              By:
                                  ------------------------------------------
                                       Edward J. Munden
                                       President and Chief Executive Officer

GUARANTORS:                       NORTHLAND OPERATING CO.



                                  By:
                                      -------------------------------------
                                           Robert P. Lindsay
                                           Vice President


                                  By:
                                      -------------------------------------
                                           Edward J. Munden
                                           President



                                  CORRIDA RESOURCES, INC.



                                  By:
                                      -------------------------------------
                                           Robert P. Lindsay
                                           Vice President


                                  By:
                                      -------------------------------------
                                           Edward J. Munden
                                           President



         AGENT:                   BANK OF MONTREAL, as Agent


                                  By:
                                      -------------------------------------
                                           Donald G. Warmington
                                           Director, U.S. Corporate Banking


         LENDER:                  BANK OF MONTREAL


                                  By:
                                      -------------------------------------
                                           Donald G. Warmington
                                           Director, U.S. Corporate Banking


                                        5
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                                    EXHIBIT B

             FORM OF BORROWING, CONTINUATION AND CONVERSION REQUEST

                                 _____ ___, 199_


         Queen Sand Resources, Inc., a Nevada corporation (the "Borrower"), pursuant to the Credit Agreement dated as of August 1, 1997 among the Borrower, Bank of Montreal, as Agent and the Lenders which are or become parties thereto (as amended or modified, the "Credit Agreement"), hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

         1.       Loans:

         (a)      Aggregate amount of new Loans to be $______________________;

         (b)      Requested funding date is ______, 199__;

         (c)      $_____________________ of such borrowings are to be Eurodollar
                  Loans;

                  $_____________________ of such borrowings are to be Base Rate Loans; and

         (d)      Length of Interest Period for Eurodollar Loans is:
                  _________________________.


         2. Eurodollar Loan Continuation for Eurodollar Loans maturing on ___________________:

         (a) Aggregate amount to be continued as Eurodollar Loans is $____________________;

         (b) Aggregate amount to be converted to Base Loans is $____________________;

         (c)      Length of Interest Period for continued Eurodollar Loans is
                  ______________________.


         3.       Conversion of Outstanding Base Loans to Eurodollar Loans:

                  Convert $__________________ of the outstanding Base Loans to Eurodollar Loans on ____________________ with an Interest Period of ______________________.


         4.       Conversion of outstanding Eurodollar Loans to Base Loans:
                  Convert $__________________ of the outstanding Eurodollar Loans with Interest Period maturing on ______________________, 199__, to Base Loans.


         As of the date of this request, there is $____________________ in outstanding ECT Subordinated Debt and the borrowing base under the ECT Subordinated Debt is $__________________. The undersigned certifies that, including the Loans requested herein, the aggregate Loans under the


                                  Exhibit B - 1
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Credit Agreement do not exceed the effective Borrowing Base which governs the maximum availability under the Credit Agreement and is dependent upon the current amount of ECT Subordinated Debt.

         The undersigned certifies that they are the _____________________ and the _____________________ of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                            Queen Sand Resources, Inc., a Nevada corporation



                            By:_________________________________
                            Name:
                            Title:


                            By:
                            Name:
                            Title:



[attach certificate regarding Interest Coverage Ratio if necessary]


                                  Exhibit B - 2